UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 27, 2025, Tamboran Resources Corporation (the “Company”) entered into an agreement (the “Agreement”) with Bryan Sheffield, Sheffield Holdings, LP and certain other affiliated entities party thereto (collectively, the “Sheffield Group”).
In connection with the Agreement, the Company agreed, among other things, to appoint (i) Scott D. Sheffield as a Class II director to the Board of Directors of the Company (the “Board”), effective immediately upon the execution of the Agreement (the “Effective Time”), with a term expiring at the Company’s 2025 annual meeting of stockholders and (ii) Phillip Z. Pace as a Class III director to the Board, effective immediately with a term expiring at the Company’s 2026 annual meeting of stockholders (each, a “New Director” and, collectively, the “New Directors”).
In connection with the Agreement, the members of the Sheffield Group have agreed to abide by certain customary standstill restrictions and voting commitments that will remain effective from July 27, 2025 until the earlier of (i) the Company’s 2028 annual meeting of stockholders and (ii) December 31, 2028, unless earlier expired in accordance with the terms of the Agreement (the “Restricted Period”). The Agreement will terminate at the end of the Restricted Period.
The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 is incorporated by reference herein.

On July 27, 2025 (the “Transition Date”), the employment of Joel Riddle, the Chief Executive Officer and Managing Director of the Company, was terminated and consequently Mr. Riddle resigned from the Board, effective on the Transition Date. In addition, on the Transition Date, in connection with the Agreement, John Bell Sr. informed the Board that he would retire effective immediately upon and subject to the execution of the Agreement. Following the departure of Mr. Riddle and Mr. Bell from the Board and the appointment of the New Directors, the Board still consists of nine members.

Mr. Riddle’s termination of employment is not due to “serious misconduct” as defined in Mr. Riddle’s Executive Contract of Employment between Mr. Riddle and Tamboran Resources Pty Ltd (f/k/a Tamboran Resources Limited) dated April 25, 2021, as transferred to the Company’s wholly owned subsidiary Tamboran Services Pty Ltd on February 13, 2023 (the “Employment Contract”) and, as a result, Mr. Riddle will receive pay in lieu of notice equal to six months of Mr. Riddle’s base salary pursuant to the terms of the Employment Contract. Further, on July 28, 2025, Mr. Riddle executed a separation deed (the “Separation Deed”) in favor of the Company and its affiliates, which includes renewed confidentiality and non-competition and non-interference covenants, Mr. Riddle’s continuing compliance with his restrictive covenant obligations and in order to secure the Separation Deed and renewed restrictive covenants from Mr. Riddle, Mr. Riddle will receive:

(1)a payment in lieu of Mr. Riddle’s accrued but untaken long service leave and annual entitlements,
(2)a pro-rata portion of Mr. Riddle’s discretionary annual bonus for the calendar year of termination,
(3)the Commercial Discovery Bonus described in the Employment Contract, as a result of the satisfaction of the performance criteria set forth therein,
(4)accelerated vesting of 50% of the time-vesting restricted stock unit award granted to Mr. Riddle on June 28, 2024,
(5) extension of the period for which Mr. Riddle may exercise fully vested options granted to him on May 20, 2021 through their expiration date on May 20, 2026; and

(6)continued coverage under the Company’s health insurance programs for 12 months, continued payment for tax advisory services for 12 months following the Transition Date and payment for attorneys’ fees.

The foregoing summary of the Separation Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Deed, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

On the Transition Date, the Board appointed Dick Stoneburner, Chairman of the Board, as interim Chief Executive Officer. Mr. Stoneburner was an independent member of the Board prior to this appointment and will continue to serve on the Board. In light of his appointment as interim Chief Executive Officer, Mr. Stoneburner will no longer be considered an independent director and will not receive any separate compensation that he previously received as a non-employee director of the Board. As of the filing of this Current Report on Form 8-K (this “Report”), the compensation committee of the Board and the Board have not finalized the compensation of Mr. Stoneburner in connection with his appointment as interim Chief Executive Officer. The Company will provide this information by filing an amendment to this Report after the information is determined or becomes available.

Information regarding Mr. Stoneburner’s business experience and qualifications is disclosed in the Company’s definitive Proxy Statement for its 2024 annual meeting of stockholders, which was filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2024, and is incorporated herein by reference.

As of the date of this Report, neither Mr. Stoneburner nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Stoneburner a party to any understanding or arrangement pursuant to which he is to be selected as interim Chief Executive Officer.

Also on the Transition Date, following the recommendation of the Nominations & Governance Committee of the Board, the Board appointed Mr. Sheffield to serve as a Class II director of the Company and Mr. Pace to serve as a Class III director of the Company, each effective at the Effective Time.

In connection with the appointments of the New Directors to the Board, the Board will enter into indemnification agreements with the New Directors in the form of the indemnification agreement attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2024. In addition, the New Directors will be paid the same compensation received by other non-management directors on the Board.

Item 7.01 Regulation FD Disclosure.

On July 27, 2025, the Company issued a press release (the “Press Release”) announcing the resignation of Mr. Riddle, the changes to the Board and the Company’s entry into the Agreement. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and the Press Release shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward Looking Information

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby.

Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,”

“should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” “participate,” “progress,” “conduct” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to environmental, social and governance matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; and risks related to our common stock and CDIs. These risks and uncertainties include, but are not limited to, risks described more fully in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Agreement, by and among Tamboran Resources Corporation, Bryan Sheffield, Sheffield Holdings, LP and certain other affiliated entities party thereto, dated July 27, 2025.
10.2	Separation Deed, between Tamboran Services Pty Ltd and Joel Riddle, dated July 28, 2025.
99.1	Press Release, dated July 27, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

_____________________________________________________________________________________________

* The exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: July 28, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer